Exhibit 99.1
INVESTOR PRESENTATION February 19-20, 2014 Thomas G. Caldwell - President/CEO Donald L. Stacy - Chief Financial Officer
Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.'s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management's current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the "SEC"), including in the "Risk Factors" section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.'s periodic reports, which are available at no charge through the SEC's website at www.sec.gov and through Middlefield Banc Corp.'s website at www.middlefieldbank.com on the "Investor Relations" page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation.
Company Highlights ^ Company Middlefield Banc Corp. Middlefield Banc Corp. Middlefield Banc Corp. ^ Common Stock Ticker OTCQB: MBCN OTCQB: MBCN OTCQB: MBCN ^ Headquarters Middlefield, Ohio Middlefield, Ohio Middlefield, Ohio ^ Established Bank 1901 / HC 1988 Bank 1901 / HC 1988 Bank 1901 / HC 1988 ^ Branches 10 Consolidated Financials as of December 31, 2013 Consolidated Financials as of December 31, 2013 Consolidated Financials as of December 31, 2013 Consolidated Financials as of December 31, 2013 ^ Assets $647.1 million $647.1 million ^ Loans, net $428.7 million $428.7 million ^ Deposits $568.8 million $568.8 million ^ Common Equity $53.5 million $53.5 million ^ LTM Net Income $7.0 million $7.0 million
Overview ^ Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. Community banking leader with strong brand recognition. ^ Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: Favorable distribution network: 10 branches in 5 counties, serving 2 distinct market areas: eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. eastern Cleveland and northern Columbus. ^ Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) Ranked #1 in deposit market share in primary market ( Geauga County - 17.43% ) and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. and ranked 4th overall within the primary northeastern Ohio market with 6.92% share. ^ Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. Geauga County ranks third in median household income out of 88 counties in Ohio. ^ Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. Geauga County is the center of the 4th largest Amish population in the world. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. This demographic provides a strong borrowing and stable deposit base. ^ Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Additional management experience gained with acquisition of the deposits of Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. Geauga County competitor in 2008. ^ Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million. Cleveland MSA and Columbus MSA have a combined population of more than 4.0 million.

Overview

- Expanded into Central Ohio with the April 2007 acquisition of Emerald Bank (de novo 2004), located in Dublin.
- Acquired Westerville branch from Commercial Savings Bank in November 2008.
- Consolidated Emerald Bank into The Middlefield Banking Company on January 20, 2014.
- Columbus is the state capital and largest city in Ohio.
- Franklin County is second in population in Ohio.
- Delaware County, immediately north of Franklin, has the second highest median household income in Ohio mbc Middlefield Banc Corp
Branch Map

Market Demographics Stronger than State

County	Market Rank Based on Share of Deposits	Company Deposits in Market ($000) (1)	Total Population 2012 (est.) (2)	Median Household Income 2012 ($) (2)	Median Value Owner-Occupied Housing Units 2012 ($) (2)	Unemployment Rate December 2013 (%) (3)
Geauga	1	345,117	93,680	66,127	225,100	6.2
Portage	6	95,281	161,451	51,969	153,600	6.5
Franklin	24	66,545	1,195,537	50,700	153,600	5.4
Trumbull	10	48,388	207,406	42,488	98,500	7.5
Ashtabula	7	31,528	100,389	41,075	113,800	8.6
Aggregate: Entire State of Ohio			11,553,031	48,246	133,700	6.6
Aggregate: National			313,873,685	53,046	181,400	6.7

Geauga County has the 3rd highest median household income in the State.

(1) Obtained from the FDIC's Summary of Deposits data, as of June 30, 2013 (www.fdic.gov).
(2) Information from the U. S. Census Bureau (www.quickfacts.census.gov).
(3) Sourced from Ohio Department of Job and Family Services and the Bureau of Labor Statistics.

8 of the bank's 10 offices (and more than 86% of its deposits) are located in counties that have stronger demographics than the State averages (median household income, median value value of owner-occupied housing, and employment rates).

mbc Middlefield Banc Corp
Experienced Management Team Management Position Age MBCN Industry Thomas G. Caldwell President & CEO 56 27 37 James R. Heslop, II EVP & COO 60 17 34 Donald L. Stacy SVP & CFO 60 14 34 Jay P. Giles Senior Loan Officer 64 15 41 Teresa M. Hetrick SVP - Operations 50 16 25 Alfred F. Thompson, Jr. VP - Loan Administration 54 17 27 James L. Long President, Central Ohio Region 62 5 41 Courtney M. Erminio, CFSA VP - Risk Officer 32 4 11 Thomas Caldwell serves on the Federal Delegate Board of the Independent Community Bankers of America, having been elected in June 2010. He previously served as Chairman of the Community Bankers Association of Ohio.
Stable Loan Portfolio December 31, 2013 (CHART)
Securities Portfolio December 31, 2013 (CHART)
Strong Core Deposit Base (CHART) December 31, 2013
Financial Summary ($000, except per share) 2009 2010 2011 2012 2013 Net interest income 14,268 18,149 21,075 22,299 22,928 Provision for loan losses 2,578 3,580 3,085 2,168 196 Noninterest income 2,668 2,623 2,237 3,451 3,145 Noninterest expense 12,650 14,763 15,501 15,639 16,870 Income before income taxes 1,708 2,429 4,726 7,943 9,007 Income taxes (73) (88) 596 1,662 1,979 Net income 1,781 2,517 4,130 6,281 7,028 Net interest margin 3.30% 3.41% 3.65% 3.74% 3.85% Total assets 558,658 632,197 654,551 670,288 647,090 Loans outstanding, net 348,660 366,277 395,061 400,654 428,679 Deposits 487,106 565,251 580,962 593,335 568,836 Equity capital 36,707 38,022 47,253 55,437 53,473 Earnings per share 1.15 1.60 2.45 3.29 3.49 Cash dividend (per share) 1.04 1.04 1.04 1.04 1.04 Dividend pay-out ratio 90.28% 65.04% 42.71% 31.87% 29.14% Return on average assets 0.36% 0.41% 0.65% 0.95% 1.06% Return on average equity 4.90% 6.44% 10.24% 11.98% 13.17%
Asset Quality 2009 2010 2011 2012 2013 Nonperforming Loans $16,285 $19,986 $24,546 $14,224 $12,290 Real Estate Owned 2,164 2,302 2,196 1,846 2,698 Nonperforming Assets $18,450 $22,288 $26,742 $16,070 $14,988 Nonperforming Assets/ Total Assets (%) 3.30% 3.52% 4.09% 2.40% 2.32% Allowance for Loan Losses $4,937 $6,221 $6,819 $7,779 $7,046 Allowance/Total Loans (%) 1.40% 1.67% 1.70% 1.90% 1.62% Net Charge-off Ratio (%) 0.29% 0.63% 0.65% 0.30% 0.22% - Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market. - Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market. - Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market. - Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market. - Problem assets peaked in 2011, primarily driven by non-owner occupied 1 - 4 family in Central Ohio market. - Net charge-offs returned to normalized levels in 2012. - Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income. - Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income. - Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income. - Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income. - Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income.

Strong Financial Performance

- Profitable through the cycle. Have never reported a quarterly loss.
- Maintained cash dividend, rewarding shareholder loyalty.
- Managed cost of funding to increase net interest margin.



14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
2009
2010
2011
2012
2013
Return on Average Assets
Return on Average Equity

Return on Average Assets	0.36%	0.41%	0.65%	0.95%	1.06%
Return on Average Equity	4.90%	6.44%	10.24%	11.98%	13.17%

Middlefield Banc Corp

MBCN Advantages Strong and diverse central Ohio market Highly profitable northeastern Ohio franchise Marcellus and Utica Shale opportunities Seasoned community banking management team Flexibility and responsiveness Strong credit culture Infrastructure, education, workforce Opportunity to consolidate Ohio market
2014 and forward Expand Share of Market/Share of Customer - De novo expansion and strategic acquisitions - Identify target markets and customer segments - Commercial relationship opportunities Personnel/Talent - Strong management to drive performance growth - Sales-orientation and cultural fit Operations/Risk Management - Expanded technology - Scaled to support growth initiatives - Diligent risk management incorporating regulatory environment